    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 16, 1999
                                            Registration Statement No. 333-43743



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 Amendment No. 2
                                (Post-Effective)
                                       to
                                    FORM S-8

                             Registration Statement
                                    Under The
                             Securities Act Of 1933

                    __________________________________________
                               AMEREN CORPORATION
             (Exact name of registrant as specified in its charter)



        State of Missouri                                         43-1723446
    (State or other jurisdiction                                (IRS Employer
  of incorporation or organization)                          Identification No.)


                              1901 Chouteau Avenue
                            St. Louis, Missouri 63103
          (Address, including zip code, of principal executive offices)
                    _________________________________________

     CENTRAL ILLINOIS PUBLIC SERVICE COMPANY EMPLOYEE LONG-TERM SAVINGS PLAN CENTRAL ILLINOIS PUBLIC SERVICE COMPANY EMPLOYEE LONG-TERM SAVINGS PLAN
       - IUOE LOCAL NO.148
     CENTRAL ILLINOIS PUBLIC SERVICE COMPANY EMPLOYEE LONG-TERM SAVINGS PLAN
       - IBEW LOCAL NO. 702
                           (Full titles of the plans)

                DONALD E. BRANDT, Senior Vice President, Finance
        STEVEN R. SULLIVAN, Vice President, General Counsel and Secretary
                 1901 Chouteau Avenue, St. Louis, Missouri 63103
                                 (314) 621-3222
    (Names, address and telephone number, including area code, of agents for service)


                                              CALCULATION OF REGISTRATION FEE
|------------------------------------------|------------------|-----------------|--------------------|--------------------|
|                                          |                  |                 |                    |                    |
|                                          |                  |    Proposed     |                    |                    |
|                                          |      Amount      |      maximum    |   Proposed maximum |      Amount of     |
|          Title of securities             |       to be      |  offering price |       aggregate    |    registration    |
|            to be registered              | Registered(1)(2) |   per share(3)  |    offering price  |         fee        |
|------------------------------------------|------------------|-----------------|--------------------|--------------------|
|                                          |                  |                 |                    |                    |
|                                          |                  |                 |                    |                    |
|  Common Stock, $.01 par value, including |                  |                 |                    |                    |
|  related plan interests - Employee       |                  |                 |                    |                    |
|  Long-Term Savings Plan IUOE Local No.   |                  |                 |                    |                    |
|  148                                     |  200,000 shares  |      $32.50     |       $6,500,000   |   $1,716           |
|------------------------------------------|------------------|-----------------|--------------------|--------------------|
|                                          |                  |                 |                    |                    |
|  Common Stock, $.01 par value, including |                  |                 |                    |                    |
|  related plan interests - Employee       |                  |                 |                    |                    |
|  Long-Term Savings Plan                  |                  |                 |                    |                    |
|  IBEW Local No. 702                      |  200,000 shares  |      $32.50     |       $6,500,000   |   $1,716           |
|------------------------------------------|------------------|-----------------|--------------------|--------------------|
|                                          |                  |                 |                    |                    |
|                                          |                  |                 |                    |                    |
|           Total                          |  400,000 shares  |      $32.50     |      $13,000,000   |   $3,432           |
|------------------------------------------|------------------|-----------------|--------------------|--------------------|

(1) In addition,  pursuant to Rule 416(c) under the Securities Act of 1933, this
    Registration  Statement also covers an indeterminate  amount of interests to be offered or sold pursuant to the employee benefit plans described herein.
(2) The  shares  being  registered  are in  addition  to the  following  shares,
    including   related  plan  interests,   currently   registered   under  this
    Registration Statement: 87,010 shares under Employee Long-Term Savings Plan;
    200,000 shares under Employee Long-Term Savings Plan IUOE Local No. 148; and
    200,000 shares under Employee Long-Term Savings Plan IBEW Local No. 702.
(3) Calculated in accordance with Rule 457(h) on the basis of the average of the high and low prices of Ameren  Corporation  Common  Stock as reported on the
    New York Stock Exchange Composite Tape on December 15, 1999.


     Registration of Additional Securities; Incorporation by Reference. This Amendment No. 2 registers additional securities of the same class as other securities for which a Registration Statement filed on this Form relating to the employee benefit plans described on the facing page of this Amendment No. 2 is effective. The contents of such earlier Registration Statement (Form S-8, Registration Statement No. 333-43743), as previously amended by Amendment No. 1 thereto, are hereby incorporated by reference in this Amendment No. 2.

Item 8. Exhibits

        Exhibit No.

        24      Power of Attorney.

                                   SIGNATURES


     The Registrant. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Amendment No. 2 (Post-Effective) to Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of St. Louis, State of Missouri, on the 16th day of December, 1999.



                                             AMEREN CORPORATION



                                           By    /s/Donald E. Brandt
                                              -------------------------
                                                  DONALD E. BRANDT
                                           Senior Vice President, Finance



     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 (Post-Effective) to Registration Statement has been signed by the following persons in the capacities and on the date above indicated.



                        Signature                              Title


                                                   Chairman, President and Chief
          /s/     Charles W. Mueller*             Executive Officer and Director
          ------------------------------            (Principal Financial and
                  CHARLES W. MUELLER                    Accounting Officer)
                                                   (Principal Executive Officer)





          /s/     Donald E. Brandt                Senior Vice President, Finance
          -------------------------------            (Principal Financial and
                                                        Accounting Officer)
                  DONALD E. BRANDT


          /s/     Clifford L.Greenwalt*                       Director
          -------------------------------
                  CLIFFORD L. GREENWALT


          /s/     William E. Cornelius*                       Director
          -------------------------------
                  WILLIAM E. CORNELIUS


          /s/     Thomas A. Hays*                             Director
          -------------------------------
                  THOMAS A. HAYS


          /s/     Richard A. Liddy*                           Director
          -------------------------------
                  RICHARD A. LIDDY


          /s/     Gordon  R. Lohman*                          Director
          -------------------------------
                   GORDON R. LOHMAN

          /s/      Richard A. Lumpkin*                        Director
          -------------------------------
                   RICHARD A. LUMPKIN


          /s/      John Peters MacCarthy*                     Director
          -------------------------------
                   JOHN PETERS MACCARTHY


          /s/      Hanne M. Merriman*                         Director
          -------------------------------
                   HANNE M. MERRIMAN


          /s/      Paul L. Miller, Jr.*                       Director
          -------------------------------
                   PAUL L. MILLER, JR.


          /s/      Robert H. Quenon*                          Director
          -------------------------------
                   ROBERT H. QUENON


          /s/      Harvey Saligman*                           Director
          -------------------------------
                   HARVEY SALIGMAN


          /s/      Janet McAfee Weakley*                      Director
          -------------------------------
                   JANET MCAFEE WEAKLEY



          /s/      James W. Wogsland*                         Director
          -------------------------------
                   JAMES W. WOGSLAND



                                          *By   /s/ Steven R. Sullivan
                                              ---------------------------
                                                   STEVEN R. SULLIVAN
                                                    Attorney-In-Fact

     The Plans. Pursuant to the requirements of the Securities Act of 1933, the persons who administer the undersigned employee benefit plans have duly caused this Amendment No. 2 (Post-Effective) to Registration Statement to be signed on their behalf by the undersigned thereunto duly authorized, in the City of St. Louis, State of Missouri, on the 16th day of December, 1999.


                                        CENTRAL ILLINOIS PUBLIC SERVICE COMPANY
                                        EMPLOYEE LONG-TERM SAVINGS PLAN

                                        CENTRAL ILLINOIS PUBLIC SERVICE COMPANY
                                        EMPLOYEE LONG-TERM SAVINGS PLAN - IUOE
                                        LOCAL NO. 148

                                        CENTRAL ILLINOIS PUBLIC SERVICE COMPANY
                                        EMPLOYEE LONG-TERM SAVINGS PLAN - IBEW
                                        LOCAL NO. 702



                                        By     /s/Donald E. Brandt
                                           ----------------------------
                                                 DONALD E. BRANDT
                                          Senior Vice President, Finance
                                                Ameren Corporation